POST BALANCE SHEET EVENTS	3 Months Ended
Mar. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
11. Post Balance Sheet Events

On April 29, 2014 the Company announced the receipt of a complete response letter (CRL) from the Food and Drug Administration (FDA)for VAZCULEP™, the second product from the portfolio of Éclat products acquired in March 2012. In the CRL, the FDA noted that during a recent inspection of the manufacturing facility of the active pharmaceutical ingredient’s (API) supplier, deficiencies were found. Satisfactory resolution of these facility deficiencies is required before this application may be approved. There were no other deficiencies in the CRL. Final agreement on the draft product labeling is also pending.

On June 5, 2014, the Company announced that it has been informed by the API supplier for its second NDA that the FDA has now classified its facility as acceptable. As a result, the Company resubmitted the NDA for VAZCULEP™ to the FDA.

On June 30, 2014, the Company announced that the U.S. FDA approved the NDA for VAZCULEP™. Flamel expects to launch VAZCULEP™ in the next few months in 1 mL single use vials, and 5 mL and 10 mL pharmacy bulk package vials. The drug strength is the same in all vials at 10 mg/mL. Phenylephrine hydrochloride is used in operating rooms and is injected intravenously either as a bolus or in a dilute solution as a continuous infusion.

VAZCULEP™ is the only FDA-approved version of phenylephrine hydrochloride to be available in all three vial sizes, which will be of great convenience to hospitals and physicians. One other company has an FDA-approved version of the 1 mL single use vials. Based on our knowledge, there is another company that offers unapproved versions of phenylephrine hydrochloride, but only in the 5 mL and 10 mL pharmacy bulk package vials. These unapproved versions have been on the market as grandfathered products under the Food, Drug and Cosmetic Act of 1938.